THE HARTFORD FINANCIAL SERVICES GROUP, INC.

           17,211,837 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE

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                        THE HARTFORD INCENTIVE STOCK PLAN

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                                PLAN INFORMATION

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       THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

The prospectus covers such additional securities as may be issuable as a result of anti-dilution provisions contained in the instruments pursuant to which securities covered by the prospectus are issued.



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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





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AMENDED AND RESTATED AS OF OCTOBER 16, 2003

         Additional information about The Hartford Incentive Stock Plan (the "Plan") and its administration may be obtained without charge by written or oral request to the Manager of Stock Option Plan Administration, The Hartford
Financial Services Group, Inc. ("the Company"), Hartford Plaza, Hartford, CT 06115, telephone number (860) 547-5000.

                              AVAILABLE INFORMATION

         The Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, a copy of any of the following documents, all of which are incorporated by reference in this
Prospectus:

         (a) The Company's latest Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Form 10-K referred to in (a) above; and

         (c) The description of the Company's common stock and the rights associated with the Company's common stock contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed with the Commission by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in the Prospectus and to be a part thereof from the date of filing such documents.

         In addition, the Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, the following documents:

         (a)      When  updating  information  is  furnished,   a  copy  of  all
                  documents previously delivered containing Plan information that then constitute part of this Prospectus; and

         (b)      A  copy  of  whichever  of  the   following   was   previously
                  distributed pursuant to Rule 428(b)(2) under the Securities Act of 1933, as amended (the "Securities Act"):

                  (i)      The   Company's   annual   report   to   stockholders
                           containing the information required by Rule 14a-3(b) under the Exchange Act for its latest fiscal year;

                  (ii) The Company's annual report on Form 10-K for its latest fiscal year; or

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

                  (iii)    The latest  prospectus  filed pursuant to Rule 424(b)
                           under the Securities Act that contains audited financial statements for the Company's latest fiscal year.

         Any statement contained in a document incorporated or deemed to be incorporated by reference in the Prospectus shall be deemed to be modified or superseded for purposes of the Prospectus to the extent that a statement contained in the Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in the Prospectus modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus. Any such document, as well as the Company's most recent annual report to shareholders and any other report or communication distributed to the Company's shareholders generally, may be obtained without charge by written or oral request to the Manager of Stock Option Plan Administration, The Hartford Financial Services Group, Inc., Hartford Plaza, Hartford, CT 06115, telephone number: (860) 547-5000.


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                                TABLE OF CONTENTS



General Information......................................................      4
The Hartford Incentive Stock Plan........................................      5
Administration...........................................................     23
Federal Tax Treatment....................................................     23


                               GENERAL INFORMATION

         The Plan contains a limit on the aggregate number of shares which may be awarded for the duration of the Plan. The maximum limit applicable to all share awards for the duration of the Plan is eight percent (8%) of the total outstanding shares of the Company's common stock as of the date of shareholder approval of the Plan. In addition, no more than 20% of the total may be available for awards of restricted stock or performance shares under the Plan. The Plan limits the award of stock options to any one person in any year to no more than 1,000,000 shares. The Plan limits the award of performance shares to any one person in any year to no more than 200,000 shares.

         The Plan permits the committee administering the Plan to award performance shares and restricted stock, as well as non-qualified stock options and incentive stock options, with or without stock appreciation rights. Reference is made to the text of the Plan herein for a complete description of awards permitted under the Plan and the relevant provisions and conditions applicable thereto.

         The prospectus does not cover resales of the Company's common stock acquired pursuant to the provisions of the Plan. Resales may be subject to restrictions or limitations imposed by the Securities Act of 1933 and the Securities Exchange Act of 1934.

         The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Furthermore, Section 401 of the Internal Revenue Code relating to certain qualified pension, profit-sharing and stock bonus plans does not apply to the Plan.

         Plan   participants   receive   information   with   respect  to  their
participation, including the date of grant, the exercise price, the amount exercisable and the expiration date, as well as applicable information concerning whatever performance shares or restricted stock may be relevant to them.

         Set forth below is the text of the Plan.


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                        THE HARTFORD INCENTIVE STOCK PLAN


         1.       PURPOSE

                  The purpose of the Plan is to motivate and reward superior performance on the part of Key Employees of The Hartford and to thereby attract and retain Key Employees of superior ability. In addition, the Plan is intended to further opportunities for stock ownership by such Key Employees and Directors in order to increase their proprietary interest in The Hartford and, as a result, their interest in the success of the Company. Awards will be made, in the discretion of the Committee, to Key Employees (including officers and directors who are also Key Employees) whose responsibilities and decisions directly affect the performance of any Participating Company and its subsidiaries, and also to Directors. Such incentive awards may consist of stock options and stock appreciation rights payable in stock or cash for Key Employees or Directors, and performance shares, restricted stock or any combination of the foregoing for Key Employees, as the Committee may determine.

         2.       DEFINITIONS

                  When used herein, the following terms shall have the following meanings:

                  "ACT" means the Securities Exchange Act of 1934, as amended.

                  "AWARD" means an award granted to any Key Employee or Director in accordance with the provisions of the Plan in the form of Options, Rights, Performance Shares or Restricted Stock, or any combination of the foregoing, as applicable.

                  "AWARD DOCUMENT" means the written notice, agreement, or other document evidencing each Award granted under the Plan.

                  "BENEFICIAL OWNER" means any Person who, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the Act) of any securities of a company, including any such right pursuant to any agreement, arrangement or understanding (whether or not in writing), provided that: (a) a Person shall not be deemed the Beneficial Owner of
         -------------
         any security as a result of an agreement, arrangement or understanding to vote such security (i) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Act and the applicable rules and regulations thereunder, or (ii) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Act and the applicable rules and regulations thereunder, in either case described in clause (i) or (ii) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Act (or any comparable or successor report); and (b) a Person engaged in business as an underwriter of securities shall not be deemed to be the


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

         Beneficial Owner of any security acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

                  "BENEFICIARY"   means   the   beneficiary   or   beneficiaries
         designated pursuant to the Plan to receive the amount, if any, payable under the Plan upon the death of an Award recipient.

                  "BOARD" means the Board of Directors of the Company.

                  "CHANGE OF CONTROL" means the occurrence of an event defined in Section 9 of the Plan.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMITTEE" means the Compensation and Personnel Committee of the Board or such other committee as may be designated by the Board to administer the Plan.

                  "COMPANY" means The Hartford Financial Services Group, Inc. and its successors and assigns.

                  "DIRECTOR" means a member of the Board who is not an employee of any Participating Company.

                  "ELIGIBLE EMPLOYEE" means an Employee as defined in the Plan; provided, however, that except as the Board or the Committee, pursuant to authority delegated by the Board, may otherwise provide on a basis uniformly applicable to all persons similarly situated, "Eligible Employee" shall not include any "Ineligible Person," which includes:
         (a) a person who (i) holds a position with the Company's "HARTEMP" Program, (ii) is hired to work for a Participating Company through a temporary employment agency, or (iii) is hired to a position with a Participating Company with notice on his or her date of hire that the position will terminate on a certain date; (b) a person who is a leased employee (within the meaning of Code Section 414(n)(2)) of a Participating Company or is otherwise employed by or through a temporary help firm, technical help firm, staffing firm, employee leasing firm, or professional employer organization, regardless of whether such person is an Employee of a Participating Company, and (c) a person who performs services for a Participating Company as an independent contractor or under any other non-employee classification, or who is classified by a Participating Company as, or determined by a Participating Company to be, an independent contractor, regardless of whether such person is characterized or ultimately determined by the Internal Revenue Service or any other Federal, State or local governmental authority or regulatory body to be an employee of a Participating Company or its affiliates for income or wage tax purposes or for any other purpose.

                  Notwithstanding any provision in the Plan to the contrary, if any person is an Ineligible Person, or otherwise does not qualify as an Eligible Employee, or otherwise is ineligible to participate in the Plan, and such person is later required by a court or governmental authority or regulatory body to be classified as a person who is eligible to participate in the Plan, such person shall not be eligible to participate in the Plan, notwithstanding such classification, unless and until designated as an Eligible Employee by the Committee, and if so designated, the participation of such person in the Plan shall be prospective only.


                  "EMPLOYEE" means any person regularly employed by a Participating Company, but shall not include any person who performs services for a Participating Company as an independent contractor or under any other non-employee classification, or who is classified by a Participating Company as, or determined by a Participating Company to be, an independent contractor.

                  "FAIR MARKET VALUE," unless otherwise indicated in the provisions of this Plan, means, as of any date, the composite closing price for one share of Stock on the New York Stock Exchange or, if no sales of Stock have taken place on such date, the composite closing price on the most recent date on which selling prices were quoted, the determination to be made in the discretion of the Committee.

                  "FORMULA   PRICE"  means  the  highest  of:  (a)  the  highest
                                                 -------
         composite daily closing price of the Stock during the period beginning on the 60th calendar day prior to the Change of Control and ending on the date of such Change of Control, (b) the highest gross price paid for the Stock during the same period of time, as reported in a report on Schedule 13D filed with the Securities and Exchange Commission, or
         (c) the highest gross price paid or to be paid for a share of Stock (whether by way of exchange, conversion, distribution upon merger, liquidation or otherwise) in any of the transactions set forth in
         Section 9 of the Plan as constituting a Change of Control; provided that in the case of the exercise of any such Right related to an Incentive Stock Option, "Formula Price" shall mean the Fair Market Value of the Stock at the time of such exercise.

                  "INCENTIVE  STOCK OPTION" means a stock option qualified under
         Section 422 of the Code.

                  "KEY  EMPLOYEE"  means an  Eligible  Employee  (including  any officer or director who is also an Eligible Employee) whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company and its subsidiaries.

                  "OPTION" means an option awarded under Section 5 of the Plan to purchase Stock of the Company, which option may be an Incentive Stock Option or a non-qualified stock option.

                  "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company; provided, however, for Incentive Stock Options only, "Participating Company" means the Company or any corporation which at the time such Option is granted qualifies as a "subsidiary" of the Company under Section 424(f) of the Code.

                  "PERFORMANCE  SHARE" means a  performance  share awarded under
         Section 6 of the Plan.

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

                  "PERSON" has the meaning ascribed to such term in Section 3(a)(9) of the Act, as supplemented by Section 13(d)(3) of the Act; provided, however, that Person shall not include: (a) the Company, any subsidiary of the Company or any other Person controlled by the Company, (b) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any subsidiary of the Company, or (c) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of securities of the Company.

                  "PLAN" means The Hartford Incentive Stock Plan, as the same may be amended, administered or interpreted from time to time.

                  "PLAN YEAR" means the calendar year.

                  "POTENTIAL CHANGE OF CONTROL" means the occurrence of an event defined in Section 9 of the Plan.

                  "RETIREMENT" means the following:

                  (a) KEY EMPLOYEES HIRED BEFORE 2001.  Solely with respect to a
                      -------------------------------
         Key Employee with an original hire date with a Participating Company before January 1, 2001 who: (i) is covered in whole or in part under the final average pay formula of the Retirement Plan, or (ii) is not eligible for coverage under the Retirement Plan, "Retirement" means satisfaction of the requirements for early or normal retirement under the final average pay formula of the Retirement Plan (assuming such Key Employee were covered under the final average pay formula of the Retirement Plan), provided such event results in such Key Employee's separation from employment with the Company, or

                  (b) KEY EMPLOYEES HIRED DURING 2001.  Solely with respect to a
                      -------------------------------
         Key Employee with an original hire date with a Participating Company on or after January 1, 2001 but before January 1, 2002 who: (i) is covered under the cash balance formula of the Retirement Plan, or (ii) is not eligible for coverage under the Retirement Plan, "Retirement" means satisfaction of the requirements for early or normal retirement under the final average pay formula of the Retirement Plan (assuming such Key Employee were covered under the final average pay formula of the Retirement Plan), provided such event results in such Member's separation from the employment of the Company.

                  "RETIREMENT PLAN" means The Hartford Retirement Plan for U.S. Employees, as amended from time to time.

                  "RESTRICTED STOCK" means Stock awarded under Section 7 of the Plan subject to such restrictions as the Committee deems appropriate or desirable.

                  "RIGHT" means a stock appreciation right awarded in connection with an Option under Section 5 of the Plan.

                  "STOCK"  means  the  common  stock  ($.01  par  value)  of The
         Hartford.

                  "THE HARTFORD" means the Company and its subsidiaries, and their successors and assigns.

                  "TOTAL DISABILITY" means the complete and permanent inability of a Key Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

                  "TRANSFEREE" means any person or entity to whom or to which a non-qualified stock option has been transferred and assigned in accordance with Section 5(h) of the Plan.


         3.       SHARES SUBJECT TO THE PLAN

                  The aggregate number of shares of Stock which may be awarded under the Plan shall be subject to a maximum limit applicable to all Awards for the duration of the Plan (the "Maximum Limit"). The Maximum Limit shall be eight percent (8%) of the total of the outstanding shares of Stock as of the date of shareholder approval of the Plan.

                  In addition to the foregoing, in no event shall more than twenty percent (20%) of the total number of shares on a cumulative basis be available for Restricted Stock and Performance Share Awards. Further, for any Plan Year: (a) no individual Key Employee may receive an Award of Options for more than 1,000,000 shares, and (b) no individual Key Employee may receive an Award of Performance Shares for more than 200,000 shares.

                  Subject to the above limitations, shares of Stock to be issued under the Plan may be made available from the authorized but unissued shares, or shares held by the Company in treasury or from shares purchased in the open market.

                  For the purpose of computing the total number of shares of Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Stock subject to issuance upon exercise or settlement of Awards and the number of shares of Stock which equals the value of performance share Awards, in each case determined as at the dates on which such Awards are granted. If any Awards under the Plan are forfeited, terminated, expire unexercised, are settled in cash in lieu of Stock or are exchanged for other Awards, the shares of Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange of such Awards. Further, any shares of Stock that are exchanged (either actually or constructively) by optionees as full or partial payment to the Company of the purchase price of shares of Stock being acquired through the exercise of an Option granted under the Plan may be available for subsequent Awards.

         4.       GRANT OF AWARDS AND AWARD DOCUMENTS

                  (a) Subject to the provisions of the Plan, the Committee shall: (i) determine and designate from time to time those Key Employees or groups of Key Employees to whom Awards are to be granted, and those Directors to whom Options and Rights may be granted; (ii) determine the form or forms of Award to be granted to any Key Employee and any Director; (iii) determine the amount or number of shares of Stock subject to each Award; and (iv) determine the terms and conditions of each Award.

                  (b) Each Award granted under the Plan shall be evidenced by a written Award Document. Such Award Document shall be subject to and incorporate the express terms and conditions of each Award, if any, required under the Plan or required by the Committee.


         5.       STOCK OPTIONS AND RIGHTS

                  (a) With respect to Options and Rights,  the Committee  shall:
         (i) authorize the granting of Incentive Stock Options, non-qualified stock options, or a combination of Incentive Stock Options and non-qualified stock options; (ii) authorize the granting of Rights which may be granted in connection with all or part of any Option granted under this Plan, either concurrently with the grant of the Option or at any time thereafter during the term of the Option; (iii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a Right; and (iv) determine the time or times when and the manner in which each Option or Right shall be exercisable and the duration of the exercise period.

                  (b) Any option issued hereunder which is intended to qualify as an Incentive Stock Option shall be subject to such limitations or requirements as may be necessary for the purposes of Section 422 of the Code or any regulations and rulings thereunder to the extent and in such form as determined by the Committee in its discretion.

                  (c) The exercise period for a non-qualified stock option and any related Right shall not exceed ten years and two days from the date of grant, and the exercise period for an Incentive Stock Option and any related Right shall not exceed ten years from the date of grant.

                  (d) The Option price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value of one share of Stock on the date the Option is granted.

                  (e) No part of any Option or Right may be exercised until the Key Employee who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date of grant as the Committee may specify, if any, and the Committee may further require exercisability in installments.

                  (f) Except as provided in Section 9, the purchase price of the shares of Stock as to which an Option is exercised shall be paid to the Company at the time of exercise either in cash, Stock already owned by the optionee, or a combination of the foregoing having a total Fair Market Value equal to the purchase price. The Committee shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock for such purpose as it deems appropriate.

                  (g) In case of a Key Employee's termination of employment with all Participating Companies, the following provisions shall apply:



                           (i) If a Key Employee who has been granted an Option shall die before such Option has expired, his or her Option may be exercised in full by: (A) the person or persons to whom the Key Employee's rights under the Option pass by will, or if no such person has such right, by his or her executors or administrators; (B) his or her Transferee(s) (with respect to non-qualified Options); or (C) his or her Beneficiary designated pursuant to the Plan, at any time, or from time to time, within five years after the date of the Key Employee's death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above. Any such Options not fully exercisable immediately prior to such optionee's death shall become fully exercisable upon such death unless the Committee, in its sole discretion, shall otherwise determine.

                           (ii) If the Key Employee's employment with all Participating Companies terminates: (A) because of his or her Total Disability, or (B) solely in the case of a Key Employee with an original hire date with a Participating Company before January 1, 2002, because of his or her voluntary termination of employment due to Retirement; he or she may exercise his or her Options in full at any time, or from time to time, within five years after the date of the termination of his or her employment, or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above. Any such Options not fully exercisable immediately prior to such optionee's Total Disability or Retirement shall become fully exercisable upon such Total Disability or Retirement unless the Committee, in its sole discretion, shall otherwise determine.

                           (iii)  Except as  provided  in Section  5(g)(ii)  and
         Section 9, if the Key Employee shall voluntarily resign from employment or he or she is terminated for cause as determined by the Committee, the Options or Rights shall be canceled coincident with the effective date of the termination of employment.

                           (iv) Except as provided in Section 9, if a Key Employee's employment terminates for any other reason, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment at any time, or from time to time, within three months after the date of the termination of his or her employment, or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above.

                  (h) Except as provided in this Section 5(h) or required by applicable law, no Option or Right granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option or Right shall be exercisable only by the Key Employee or Director to whom the Option or Right is granted. Notwithstanding the foregoing, all or a portion of a non-qualified Option may be transferred and assigned by such persons designated by the Committee, to such persons or groups of persons designated as permissible Transferees by the Committee, and upon such terms and conditions as the Committee may from time to time authorize and determine in its sole discretion.

                  (i) Except as provided in Section 9, if a Director's service on the Board terminates for any reason, including without limitation, termination due to death, disability or retirement, such Director (or Beneficiary, in the event of death) may exercise any Option or Right granted to him or her only to the extent determined by the Committee as set forth in such Director's Award Document and/or any administrative rules or other terms and conditions adopted by the Committee from time to time applicable to such Option or Right granted to such Director.

                  (j) With respect to an Incentive Stock Option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (k) With  respect  to the  exercisability  and  settlement  of
         Rights:

                           (i) Upon exercise of a Right, a Key Employee or Director shall be entitled, subject to such terms and conditions the Committee may specify, to receive upon exercise thereof all or a portion of the excess of (A) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (B) a specified amount which shall not, subject to
         Section 5(d), be less than the Fair Market Value of such specified number of shares of Stock at the time the Right is granted. Upon exercise of a Right, payment of such excess shall be made as the Committee shall specify in cash, the issuance or transfer to the Key Employee or Director of whole shares of Stock with a Fair Market Value at such time equal to any excess, or a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to any such excess, all as determined by the Committee. The Company will not issue a fractional share of Stock and, if a fractional share would otherwise be issuable, the Company shall pay cash equal to the Fair Market Value of the fractional share of Stock at such time.

                           (ii) In the event of the exercise of such Right, the Company's obligation in respect of any related Option or such portion thereof will be discharged by payment of the Right so exercised.

6.       PERFORMANCE SHARES

                  (a) Subject to the provisions of the Plan, the Committee shall: (i) determine and designate from time to time those Key
         Employees or groups of Key Employees to whom Awards of Performance Shares are to be made, (ii) determine the performance period (the
         "Performance Period") and performance objectives (the "Performance Objectives") applicable to such Awards, (iii) determine whether to impose a restriction period (the "Restriction Period") following the completion of the Performance Period applicable to any Key Employees or groups of Key Employees, (iv) determine the form of settlement of a Performance Share, and (v) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Stock at such date; provided that the Committee may limit the aggregate amount payable upon the settlement of any Award. The maximum award for any individual employee in any given year shall be 200,000 Performance Shares.

                  (b) The Committee shall determine a Performance Period of not less than one nor more than five years. Performance Periods may overlap and Key Employees may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

                  (c) The Committee may impose a Restriction Period of any duration determined appropriate in its sole discretion, which shall apply immediately following the completion of the Performance Period to which it relates.

                  (d) The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Key Employee to Key Employee and between groups of Key Employees and shall be based upon one or more of the following objective criteria, as the Committee deems appropriate, which may be (i) determined solely by reference to the performance of the Company, any subsidiary or affiliate of the Company or any division or unit of any of the foregoing, or (ii) based on comparative performance of any one or more of the following relative to other entities: (A) earnings per share,
         (B) return on equity, (C) cash flow, (D) return on total capital, (E) return on assets, (F) economic value added, (G) increase in surplus,
         (H) reductions in operating expenses, (I) increases in operating margins, (J) earnings before income taxes and depreciation, (K) total shareholder return, (L) return on invested capital, (M) cost reductions and savings, (N) earnings before interest, taxes, depreciation and amortization ("EBITDA"), (O) pre-tax operating income, (P) productivity improvements, or (iii) a Key Employee's attainment of personal objectives with respect to any of the foregoing criteria or other criteria such as growth and profitability, customer satisfaction, leadership effectiveness, business development, negotiating transactions and sales or developing long term business goals. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

                  (e) At the beginning of a Performance Period, the Committee shall determine for each Key Employee or group of Key Employees the number of Performance Shares or the percentage of Performance Shares which shall be paid to the Key Employee or member of the group of Key Employees following completion of the Performance Period or if later, following any applicable Restriction Period, if the applicable Performance Objectives are met in whole or in part.

                  (f) If a Key Employee terminates service with all Participating Companies during a Performance Period or any applicable Restriction Period: (i) because of death, (ii) because of Total Disability, (iii) solely in the case of a Key Employee with an original hire date with a Participating Company before January 1, 2002, because of his or her voluntary termination of employment due to Retirement, or
         (iv) under other circumstances where the Committee in its sole discretion finds that a waiver would be in the best interests of the Company; that Key Employee may, as determined by the Committee, be entitled to payment in settlement of such Performance Shares at the end of the Performance Period or if later, at the end of any applicable Restriction Period, based upon the extent to which the Performance Objectives were satisfied at the end of such Performance Period and prorated for the portion of the Performance Period together with any applicable Restriction Period during which the Key Employee was actively employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Key Employee terminates service with all Participating Companies during a Performance Period or any applicable Restriction Period for any other reason, then such Key Employee shall not be entitled to any Award with respect to that Performance Period and/or Restriction Period unless the Committee shall otherwise determine.

                  (g) Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, with payment to commence as soon as practicable after the end of the relevant Performance Period or if later, at the end of any applicable Restriction Period.

                  (h) Except as otherwise required by applicable law, no Performance Share granted under the Plan shall be transferable other than by will or by the laws of descent or distribution.

         7.       RESTRICTED STOCK

                  (a) Except as provided in Section 9, Restricted Stock shall be subject to a restriction period (after which restrictions will lapse) which shall mean a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate and it may also require the achievement of predetermined performance objectives in order for such shares to vest. Except as otherwise provided in the Plan, certificates for shares of Restricted Stock shall be delivered to a Key Employee as soon as administratively practicable following the end of the applicable Restriction Period.

                  (b) Except when the Committee determines otherwise pursuant to
         Section 7(d), if a Key Employee terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Key Employee and shall be reacquired by the Company.

                  (c) Except as otherwise provided in this Section 7 or required by applicable law, no shares of Restricted Stock received by a Key Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

                  (d) In cases of: (i) death, (ii) Total Disability, (iii) solely in the case of a Key Employee with an original hire date with a Participating Company before January 1, 2002, a voluntary termination of employment due to Retirement, or (iv) in cases of special circumstances, the Committee may, in its sole discretion when it finds that a waiver would be in the best interests of the Company, elect to waive any or all remaining restrictions with respect to such Key Employee's Restricted Stock.

                  (e) The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, or later as provided in Section 14 hereof. The Committee may require, as a condition of any Award of Restricted Stock that the Key Employee shall have delivered a stock power endorsed in blank relating to the Restricted Stock, and shall require, as a condition of settlement of any Award of Stock, that the Key Employee satisfy applicable tax withholding obligations as provided in Section 14 hereof.

                  (f) Nothing in this Section 7 shall preclude a Key Employee from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

                  (g) Subject to Section 7(e) and Section 8, each Key Employee entitled to receive Restricted Stock under the Plan shall be issued a certificate for the shares of Stock. Such certificate shall be registered in the name of the Key Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop-transfer orders.


         8.       CERTIFICATES FOR AWARDS OF STOCK

                  (a) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to: (i) the listing of such shares on any stock exchange on which the Stock may then be listed,
         (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable, and (iii) the satisfaction of any tax withholding obligations as provided in Section 14 hereof.

                  (b) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

                  (c) Except for the  restrictions  on  Restricted  Stock  under
         Section 7, each Key Employee who receives Stock in settlement of an Award of Stock, shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Key Employee awarded an Option, a Right or a Performance Share, and no Director awarded an Option or Right, shall have any right as a shareholder with respect to any shares of Stock covered by his or her Option, Right or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares.


         9.       CHANGE OF CONTROL

                  (a) For purposes of this Plan, a Change of Control shall occur if:

                           (i) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Act disclosing that any Person, other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company is the Beneficial Owner of twenty percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

                           (ii) any Person other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company shall purchase shares pursuant to a tender offer or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner of fifteen percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire stock);

                           (iii) any merger, consolidation, recapitalization or reorganization of the Company approved by the stockholders of the Company shall be consummated, other than any such transaction immediately following which the persons who were the Beneficial Owners of the outstanding securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction are the Beneficial Owners of at least 55% of the total voting power represented by the securities of the entity surviving such transaction entitled to vote in the election of directors of such entity (or the ultimate parent of such entity) in substantially the same relative proportions as their ownership of the securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction; provided that, such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such threshold (or to preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company, such surviving entity or any subsidiary of such surviving entity;

                           (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company approved by the stockholders of the Company shall be consummated; or

                           (v) within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (v), and
         (B) was not designated by a Person who has entered into an agreement with the Company to effect a transaction described in Section 9(a)(iii) or Section 9(a)(iv) of the Plan.

                  (b) For purposes of this Plan, a Potential Change of Control shall occur if:

                           (i) A Person shall commence a tender offer, which if successfully consummated, would result in such Person being the Beneficial Owner of at least 15% of the stock of the Company entitled to vote in the election of directors of the Company;

                           (ii) The Company enters into an agreement, the consummation of which would constitute a Change of Control;

                           (iii) Solicitation of proxies for the election of directors of the Company by anyone other than the Company, which, if such directors were elected, would result in the occurrence of a Change of Control as described in Section 9(a)(v); or

                           (iv) Any other event shall occur which is deemed to be a Potential Change of Control by the Board, the Committee, or any other appropriate committee of the Board in its sole discretion.

                  (c) Notwithstanding any provision in this Plan to the contrary, upon the occurrence of a Change of Control:

                           (i) Each Option and related Right outstanding on the date such Change of Control occurs, and which is not then fully vested and exercisable, shall immediately vest and become exercisable to the full extent of the original grant for the remainder of its term.

                           (ii) The surviving or resulting corporation may, in its discretion, provide for the assumption or replacement of each outstanding Option and related Right granted under the Plan on terms which are no less favorable to the optionee than those applicable to the Options and Rights immediately prior to the Change of Control. If the surviving or resulting corporation offers to assume or replace the Options and Rights, the optionee may elect to have his or her Options and Rights assumed or replaced, in whole or in part, or to surrender on the date the Change of Control occurs his or her Options and Rights, in whole or in part, for cash equal to the excess of the Formula Price over the exercise price.

                           (iii) In the event the successor corporation does not offer to assume or replace the outstanding Options and Rights as described in Section 9(b)(ii) hereof, each Option and Right will be exercised on the date such Change of Control occurs for cash equal to the excess of the Formula Price over the exercise price.

                           (iv) The restrictions applicable to shares of Restricted Stock held by Key Employees pursuant to Section 7 shall lapse upon the occurrence of a Change of Control, and such Key
         Employees shall be entitled to elect, at any time during the 60 calendar days following such Change of Control, to receive immediately after the date the Key Employee makes such election either of the following: (A) unrestricted certificates for all of such shares, or (B) a lump sum cash amount equal to the number of such shares multiplied by the Formula Price. If a Key Employee does not make any election during the foregoing 60 day period, such Key Employee shall be deemed to have made the election described in Section 9(b)(vi)(A) as of the 60th day of such period, and unrestricted certificates shall be issued to such Key Employee immediately following such day as described in Section 9(b)(vi)(A) hereof.

                           (v) If a Change of Control occurs during the course of a Performance Period or any Restriction Period applicable to an Award of Performance Shares pursuant to Section 6, then a Key Employee shall be deemed to have satisfied the Performance Objectives and to have completed any applicable Restriction Period effective on the date of such occurrence. Such Key Employee shall be paid, immediately following the occurrence of such Change of Control, a lump sum cash amount equal to the number of outstanding Performance Shares awarded to such Key Employee multiplied by the Formula Price.

                  (d) Notwithstanding any provision in this Plan to the contrary, in the event of a Change of Control as described in Section 9(b)(iii) or Section 9(b)(iv) of the Plan, in the case of an awardee whose employment or service involuntarily terminates on or after the date of a shareholder approval described in either of such Sections but before the date of a consummation described in either of such Sections, the date of termination of such an awardee's employment or service shall be deemed for purposes of the Plan to be the day following the date of the applicable consummation.


         10.      BENEFICIARY

                  (a) Each Key Employee, Director and/or his or her Transferee may file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. A Key Employee, Director or Transferee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Key Employee's, Director's or Transferee's death, as the case may be, and in no event shall it be effective as of a date prior to such receipt.

                  (b) If no such Beneficiary designation is in effect at the time of death of a Key Employee, Director or Transferee, as the case may be, or if no designated Beneficiary survives the Key Employee, Director or Transferee or if such designation conflicts with applicable law, the estate of the Key Employee, Director or Transferee, as the case may be, shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

         11.      ADMINISTRATION OF THE PLAN

                  (a) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

                  (b) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

                  (c) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Key Employees, whether or not such Key Employees are similarly situated.

                   (d) The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate to the Company's Group Senior Vice President, Human Resources (or other person holding a similar position) or the Company's Chief Executive Officer, except that Awards to executive officers shall be made, and matters related thereto shall be determined, solely by the Committee or the Board or any other appropriate committee of the Board.


         12.      AMENDMENT, EXTENSION OR TERMINATION

              The Board or the Committee may, at any time, amend or modify the Plan and, specifically, may make such modifications to the Plan as it deems necessary to avoid the application of Section 162(m) of the Code and the Treasury regulations issued thereunder. However: (i) with respect only to Incentive Stock Options, no amendment shall, without approval by a majority of the Company's stockholders, (A) alter the group of persons eligible to participate in the Plan, or (B) except as provided in Section 13 increase the maximum number of shares of Stock which are available for Awards under the Plan; or, (ii) with respect to all Options, allow the Committee to reprice the Options. The Board may suspend or terminate the Plan at any time without the consent of such person. Notwithstanding anything in this Plan to the contrary, the Plan shall not be amended, modified, suspended or terminated during the period in which a Change of Control is threatened. For purposes of the preceding sentence, a Change of Control shall be deemed to be threatened for the period beginning on the date of any Potential Change of Control, and ending upon the earlier of: (I) the second anniversary of the date of such Potential Change of Control, (II) the date a Change of Control occurs, or (III) the date the Board or the Committee determines in good faith that a Change of Control is no longer threatened. Further, notwithstanding anything in this Plan to the contrary, no amendment, modification, suspension or termination following a Change of Control shall adversely impair or reduce the rights of any person with respect to a prior Award without the consent of such person.

         13.      ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

                  In the event of any reorganization, merger, recapitalization, consolidation, liquidation, stock dividend, stock split, reclassification, combination of shares, rights offering, split-up or extraordinary dividend (including a spin-off) or divestiture, or any other change in the corporate structure or shares, the Committee may make such adjustment in the Stock subject to Awards, including Stock subject to purchase by an Option, or the terms, conditions or restrictions on Stock or Awards, including the price payable upon the exercise of such Option and the number of shares subject to restricted stock awards, as the Committee deems equitable.


         14.      MISCELLANEOUS

                  (a) If a Change of Control has not occurred and if the Committee determines that a Key Employee has taken action inimical to the best interests of any Participating Company, the Committee may, in its sole discretion, terminate in whole or in part such portion of any Option (including any related Right) as has not yet become exercisable at the time of termination, terminate any Performance Share Award for which the Performance Period or any applicable Restriction Period has not been completed or terminate any Award of Restricted Stock for which the Restriction Period has not lapsed.

                  (b) Except as provided in Section 9, nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time. No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise. No Key Employee shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as provided in Section 7(e) with respect to Restricted Stock.

                  (c) The Committee shall have the right to make such provisions as deemed appropriate in its sole discretion to satisfy any obligation of the Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan or an Award under the Plan, including but not limited to at any time: (i) requiring a Key Employee to submit payment to the Company for such taxes before making settlement of any Award of Stock or other amount due under the Plan,
         (ii) withholding such taxes from wages or other amounts due to the Key Employee before making settlement of any Award of Stock or other amount due under the Plan, (iii) making settlement of any Award of Stock or other amount due under the Plan to a Key Employee part in Stock and part in cash to facilitate satisfaction of such withholding obligations, or (iv) receiving Stock already owned by, or withholding Stock otherwise due to, the Key Employee in an amount determined necessary to satisfy such withholding obligations; provided, however, that, notwithstanding any language herein to the contrary, any Key Employee who is an executive officer of the Company (within the meaning of Section 16 of the Act) shall have the right to satisfy his or her obligations to the Company pursuant to this Section 14(c) by instructing the Company not to deliver to the Key Employee Stock otherwise deliverable to the Key Employee in an amount sufficient to satisfy such obligations to the Company.

                  (d) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

                  (e) The terms of the Plan shall be binding upon the Company and its successors and assigns.

                  (f) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.


         15.      EFFECTIVE DATE, TERM OF PLAN AND SHAREHOLDER APPROVAL

                  The effective date of the Plan shall be May 18, 2000. No Award shall be granted under this Plan after the Plan's termination date. The Plan's termination date shall be the earlier of: (a) May 18, 2010, or
         (b) the date on which the Maximum Limit (as defined in Section 3 of the Plan) is reached; provided, however, that the Plan will continue in effect for existing Awards as long as any such Award is outstanding.

                                 ADMINISTRATION

                  The Plan is administered by the Committee of the Board, the members of which serve at the pleasure of the Board. The Committee is composed of directors none of whom is an officer or employee of any Participating Company.


                              FEDERAL TAX TREATMENT

                  The following is a brief summary of the current Federal income tax rules generally applicable to Options, Rights, Performance Shares and Restricted Stock. The following summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular individual Award recipient. In addition, this summary does not apply to every specific transaction that may occur. Awardees should consult their own tax advisors for precise advice pertaining to his or her particular circumstances regarding the specific tax consequences applicable to them.


                              A. OPTIONS AND RIGHTS

                  Options granted under the Plan may be either non-qualified options or Iincentive Stock Options qualifying under Section 422A of the Code.

         Non-qualified Options

                  An optionee is not subject to Federal income tax upon grant of a non-qualified Option. At the time of exercise, the optionee will realize compensation income (subject to withholding) to the extent that the then fair market value of the stock exceeds the Option exercise price. The amount of such income will constitute an addition to the optionee's tax basis in the optioned stock. Sale of the shares will result in capital gain or loss (long-term or short-term depending on the optionee's holding period). The Company is entitled to a Federal tax deduction at the same time and to the same extent that the optionee realizes compensation income.

         Incentive Stock Options

                  Options under the Plan denominated as Incentive Stock Options are intended to constitute incentive stock options under Section 422A of the Code. An optionee is not subject to Federal income tax upon either the grant or exercise of an Incentive Stock Option. If the optionee holds the shares acquired upon exercise for at least one year after issuance of the optioned shares and until at least two years after grant of the option, then the difference between the amount realized on a subsequent sale or other taxable disposition of the shares and the option price will constitute long-term capital gain or loss. To obtain favorable tax treatment, an Incentive Stock Option must be exercised within three months after termination of employment (other than by retirement, disability, or death) with the Company or a 50% subsidiary. To obtain favorable tax treatment, an Incentive Stock Option must be exercised within three months of retirement or within one year of cessation of employment for disability (with no limitation in the case of death), notwithstanding any longer exercise period permitted under the terms of the Plan. The Company will not be entitled to a Federal tax deduction with respect to the grant or exercise of the Incentive Stock Option.

                  If the optionee sells the shares acquired under an Incentive Stock Option before the requisite holding period, he or she will be deemed to have made a "disqualifying disposition" of the shares and will realize compensation income in the year of disposition equal to the lesser of the fair market value of the shares at exercise or the amount realized on their disposition over the exercise price for the Option. (However, if the disposition is by gift or by sale to a related party, the compensation income must be measured by the value of the shares at exercise over the exercise price.) Any gain recognized upon a disqualifying disposition in excess of the ordinary income portion will constitute either short-term or long-term capital gain. In the event of a disqualifying disposition, the Company will be entitled to a Federal tax deduction in the amount of the compensation income realized by the optionee.

                  The option spread on the exercise of an Incentive Stock Option is an adjustment in computing alternative minimum taxable income. No adjustment is required, however, if the optionee made a disqualifying disposition of the shares in the same year as he or she is taxed on the exercise.

         Rights

                  Rights may have been awarded to officers and directors of The Hartford subject to Section 16(b) of the Act with respect to both Incentive Stock Options and non-qualified Options granted under the Plan. An optionee is not taxed upon the grant ofRights. An optionee exercising Rights for cash will realize compensation income (subject to withholding) in the amount of the cash received. The Company is entitled to a tax deduction at the same time and to the same extent that the optionee realizes compensation income.


                              B. PERFORMANCE SHARES

                  An awardee of Performance Shares will generally realize compensation income (subject to withholding) when and to the extent that payment is made, whether in the form of cash or shares of Stock. To the extent that payment is made in the form of Stock, income shall be measured by the then fair market value of the shares, which shall constitute an addition to the awardee's tax basis in such shares. The Company will be entitled to a Federal tax deduction for the value of payment at the time of payment.

                               C. RESTRICTED STOCK

                  An awardee of Restricted Stock normally will not realize taxable compensation income and the Company will not be entitled to a deduction upon the grant of restricted stock. At the time the shares of restricted stock are no longer subject to a substantial risk of forfeiture (as defined in the Code) or become transferable, an awardee will realize taxable ordinary compensation income (subject to tax withholding) in an amount equal to the fair market value of such number of shares of Stock which have become nonforfeitable or transferable and the Company will be entitled to a deduction in the same amount, provided the Company complies with applicable tax withholding requirements. However, an awardee may make an income recognition election under Section 83(b) of the Code (an "83(b) Election") and recognize taxable ordinary compensation income (subject to tax withholding) in the year the shares of restricted stock are awarded in an amount equal to their fair market value at the time of the award, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year in the same amount, provided the Company complies with applicable tax withholding requirements, and any gain or loss realized by the employee upon the subsequent disposition of Stock will be capital gain or loss and will not result in any further deduction to the Company.

         Any dividends with respect to the shares of restricted stock that are paid or made available to an awardee who has not made an 83(b) Election while the shares remain forfeitable are treated as additional compensation taxable as ordinary compensation income (subject to withholding) to the awardee and deductible by the Company when paid. If an 83(b) Election has been made with respect to the restricted stock, the dividends represent ordinary dividend income to the awardee and are not deductible by the Company. If the awardee makes an 83(b) Election and subsequently forfeits the shares of restricted stock, the awardee is not entitled to a deduction as a consequence of such forfeiture for taxes previously paid on the award of restricted shares, and the Company must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.


                        D. GOLDEN PARACHUTE TAX PENALTIES

                  Options, Rights, Performance Shares or Restricted Stock which are granted, accelerated or enhanced upon the occurrence of a Change of Control may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code and, to such extent, will be nondeductible by the Company and subject to a 20% excise tax to the awardee.

                               RESALE RESTRICTIONS

         Except for the restrictions on Restricted Stock under Section 7, the Plan contains no restrictions on the resale of Stock issued in settlement of an Award. However, affiliates of the Company, which may include directors and certain officers of the Company, may not reoffer or resell shares of Stock in a transaction which is not registered under the Securities Act of 1933, as amended (the "Securities Act"), except pursuant to Rule 144 under the Securities Act or another exemption thereunder. Rule 144 requires, among other things, that (1) any sales of Stock by an affiliate must be through a broker, and (2) Securities and Exchange Commission Form 144 must be mailed to the Securities and Exchange Commission prior to or concurrently with the placing of a sell order with the broker if the amount sold during any three month period exceeds 500 shares or has an aggregate sale price of more than $10,000.

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